SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004


                                  MISONIX, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New  York                       1-10986               11-2148932
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)  (IRS Employer
incorporation)                                               Identification No.)


1938 New Highway, Farmingdale, NY                                 11735
----------------------------------------                          -----
(Address of principal executive offices)                          (Zip Code)

                                 (631) 694-9555
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.
          -------------------------------------

          (a)  Financial Statements of Businesses Acquired.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

          99.1 Press Release, dated April 28, 2004, issued by MISONIX, INC.

ITEM  9.  REGULATION  FD  DISCLOSURE  (PURSUANT  TO  ITEM  12).
          -----------------------------------------------------

          The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

          On April 28, 2004, MISONIX, INC. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 28, 2004
                                        MISONIX, INC.

                                        By:  /s/ Richard Zaremba
                                             -------------------
                                             Richard Zaremba
                                             Vice President, Chief Financial
                                             Officer, Treasurer and Secretary


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                                  EXHIBIT INDEX
                                  -------------

The following is a list of Exhibits furnished with this report.

Exhibit  No.     Description
------------     -----------

99.1             Press Release, dated April 28, 2004, issued by MISONIX, INC.


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